                                                                    Exhibit 10.6

                           DEBENTURE TENDER AGREEMENT

         DEBENTURE TENDER AGREEMENT (this "Agreement"), dated as of March 12, 2001, by and among Flowers Industries, Inc., a Georgia corporation (the "Company"), Flowers Foods, Inc., a Georgia corporation and wholly-owned subsidiary of the Company ("Flowers Foods"), and each of the other parties listed on the signature pages hereto (each a "Holder" and collectively, the "Holders").

                               W I T N E S S E T H

         WHEREAS, pursuant to that certain Indenture, dated as of April 27, 1998 (the "Indenture"), between the Company and SunTrust Bank (formerly known as SunTrust Bank, Atlanta), as Trustee (the "Trustee"), the Company issued $200,000,000 in aggregate principal amount of its 7.15% Debentures due 2028 (the "Debentures");

         WHEREAS, each Holder Beneficially Owns (as hereinafter defined) the aggregate principal amount of Debentures set forth opposite such Holder's name on the signature pages hereto;

         WHEREAS, as soon as practicable following the execution of this Agreement, the Company intends to commence an offer to purchase any and all of the issued and outstanding Debentures (as such tender offer may hereafter be amended from time to time, the "Offer"); and

         WHEREAS, as an inducement and a condition to its willingness to commence the Offer, and incur the obligations thereunder, the Company has requested that the Holders agree, and, subject to the terms hereof, each Holder does hereby agree, to tender the aggregate principal amount of Debentures Beneficially Owned by such Holder as set forth opposite such Holder's name on the signature pages hereto, together with any Debentures acquired by the Holder after the date hereof and prior to the expiration of the Offer.

         NOW, THEREFORE, in consideration of the foregoing and the mutual promises, representations, warranties, covenants and agreements set forth herein, and intending to be legally bound hereby, the parties hereto agree as follows:

         1. Certain Definitions. For purposes of this Agreement, except as otherwise expressly provided or unless the context clearly requires otherwise:

         "Beneficially Own" or "Beneficial Ownership" shall mean, with respect to any securities, having "beneficial ownership" of such securities (as determined pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, as amended), including pursuant to any agreement, arrangement or understanding, whether or not in writing.

         "Business Day" shall have the meaning attributed thereto in the Indenture.

         "Designated Purchase Rate" shall mean 2.20% over the yield to maturity on the Reference Security based upon the bid price of the Reference Security as of 12:00 p.m., New York City time, on the Pricing Date, as displayed on page PX8 of the Bloomberg Government

Pricing Monitor (the "Bloomberg Page"), or, if such bid price is not so available, another comparable recognized quotation source.

         "Expiration Date" shall mean 10:00 a.m., New York City time, on March 26, 2001, or 10:00 a.m., New York City time, on such later date and time to which the Offer is extended in compliance with the terms hereof.

         "Litigation" shall mean the action filed on February 5, 2001 by the Company and Flowers Foods in the Superior Court of Fulton County, Georgia bearing the style Flowers Industries, Inc. and Flowers Foods, Inc., Petitioners vs. SunTrust Bank, as Trustee under Agreement, Respondent, Civil Action No. 2001 CV 33653.

         "Person" shall mean a natural person, corporation, partnership, joint venture, association, trust, limited liability company, business trust, joint stock company, unincorporated organization or other entity.

         "Pricing Date" shall mean March 22, 2001, or the second Business Day immediately preceding the Expiration Date if the Offer is extended to a date later than March 28, 2001, in compliance with the terms hereof.

         "Reference Security" shall mean the 6-1/4% U.S. Treasury Bond due May 15, 2030.

         "Requisite Holders" shall mean Persons that Beneficially Own at least One Hundred Twenty Million Dollars ($120,000,000) of the outstanding principal amount of the Debentures.

         "Spinoff Transaction" shall mean the spinoff of the outstanding shares of the common stock of Flowers Foods by the Company to the Company's shareholders, as described in Flowers Foods' Information Statement dated as of February 9, 2001.

         "Stated Purchase Price" shall mean an amount per $1,000 in principal amount of Debentures, as of the Pricing Date, equal to the sum of the present values of the remaining scheduled payments of principal and interest on $1,000 in principal amount of Debentures (exclusive of interest accrued to such date) discounted to such date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Designated Purchase Rate; provided, however, that in no event shall the Stated Purchase Price exceed $935 or be less than $915 per $1,000 in principal amount of Debentures.

         "Transfer" shall mean, with respect to a security, the sale, transfer, pledge, hypothecation, encumbrance, assignment or disposition of such security or the Beneficial Ownership thereof, the offer to make such a sale, transfer or other disposition, and the entering into of any option, agreement, arrangement or understanding, whether or not in writing, to effect any of the foregoing. As a verb, "Transfer" shall have a correlative meaning.

         2. Restrictions. Until the termination of this Agreement in accordance with its terms, each of the Holders agrees not to, directly or indirectly, (a) except as provided in Section 4 hereof, Transfer any of such Holder's Debentures to any Person, grant any proxies or powers of attorney or enter into any voting agreement, understanding or arrangement with respect to such Holder's Debentures, or (b) take any action that would make any representation or warranty of the Holder herein untrue or incorrect or would result in a breach by the Holder of any of its obligations under this Agreement.

         3. The Offer. The Company shall commence the Offer on or before March 16, 2001.

                  (a) Pursuant to the Offer, the Company will offer to purchase for cash any and all of the outstanding Debentures at a purchase price per $1,000 in principal amount of Debentures equal to the Stated Purchase Price, plus accrued and unpaid interest thereon to the date of payment, net to the seller in cash (the "Offer Price"). The Offer will be made by the Company pursuant to an Offer to Purchase and related Letter of Transmittal consistent with the terms hereof and otherwise reasonably satisfactory to counsel for the Holders in all respects, drafts of which will be provided to counsel for the Holders for prior review and comment.

                  (b) The Offer will expire on the Expiration Date. The Company will not terminate or withdraw the Offer (other than (i) as permitted under this Agreement, (ii) in the event that a Holder has breached its obligations under Section 4 hereof or (iii) if the General Condition has not been satisfied as of the Expiration Date) or amend the terms and conditions of the Offer without the consent of the Holders; provided, however, that the Company shall have the right to, and shall, extend the Expiration Date to such later date and time as is necessary for the Spinoff Condition (as defined below) to be satisfied, but in no event to a date and time that is later than the date and time as of which the Spinoff Transaction is to be effective.

                  (c) The Company's obligation to accept for purchase Debentures validly tendered pursuant to the Offer is conditioned (collectively, the "Offer Conditions") only upon (i) there being validly tendered and not withdrawn not less than One Hundred Twenty Million Dollars ($120,000,000) in aggregate principal amount of the outstanding Debentures (the "Minimum Tender Condition"), (ii) the consummation of the Spinoff Transaction (the "Spinoff Condition"), and (iii) satisfaction of the General Condition described on Annex A hereto. So long as the Offer Conditions have been satisfied on the Expiration Date, the Company agrees to accept for purchase all Debentures validly tendered pursuant to the Offer by 5:00 p.m. New York City time, on the same Business Day as the Expiration Date. The Company reserves the right to waive any one or more of the Offer Conditions. The Company expressly reserves the right, in its sole discretion, to terminate the Offer if any of the Offer Conditions have not been satisfied on or prior to 5:00 p.m., New York City time, on April 9, 2001 and have not been waived by the Company. Any Debentures that are not tendered and accepted pursuant to the Offer, including if the Offer is terminated, withdrawn or not consummated on the Expiration Date, will remain outstanding as obligations of the Company.

         4. Tender of Debentures. Each Holder hereby agrees to validly tender or cause to be validly tendered, pursuant to and in accordance with the terms of the Offer, within five Business Days after the Company commences the Offer (but in no event later than 5:00 p.m., New York City time, on March 22, 2001), all of such Holder's Debentures (including any Debentures acquired by such Holder after the date the Offer is commenced). Each Holder also agrees not to withdraw its Debentures tendered in accordance with the preceding sentence unless (i) the Company has not accepted for payment all Debentures tendered pursuant to the Offer by 5:00 p.m., New York City time, on the same Business Day as the Expiration Date or
(ii) an "Event of Default" has occurred, and is continuing, under the Indenture.

         5. Dismissal of Litigation. Immediately following the execution and delivery of this Agreement, the Company and Flowers Foods will take all necessary actions to dismiss the Litigation with prejudice.

         6. Release of Claims. The Company, Flowers Foods and the Holders hereby agree as follows:


                  (a) The Holders, by and through their authorized agents, for themselves and their subsidiaries, directors, officers, shareholders, successors, and assigns, each does hereby release, remise, discharge and forever acquit the Company and Flowers Foods, their officers, directors, trustees, shareholders, policyholders, subsidiaries, parents, affiliated companies, employees, agents, attorneys, successors, and transferees, from any and all claims for injunctive relief or damages, rights, lawsuits, actions and causes of action, fixed or contingent, liquidated or unliquidated, of every kind and nature, sounding in tort or contract, or arising out of any statute or other law, and demands of every kind and character whatsoever, including, but not limited to, claims for injunctive relief and damages, expenses, lost profits, attorneys' fees, punitive damages, penalties and/or other potential legal or equitable relief related to the Debentures arising prior to the date hereof (other than obligations or liabilities (i) arising under this Agreement or (ii) in respect of principal, interest or other amounts payable under the Indenture or the Debentures).

                  (b) The Company and Flowers Foods, by and through their authorized agents, for themselves and their subsidiaries, directors, officers, shareholders, successors, and assigns, each does hereby release, remise, discharge and forever acquit the Holders, their officers, directors, trustees, shareholders, policyholders, subsidiaries, parents, affiliated companies, employees, agents, attorneys, successors, and transferees, from any and all claims for injunctive relief or damages, rights, lawsuits, actions and causes of action, fixed or contingent, liquidated or unliquidated, of every kind and nature, sounding in tort or contract, or arising out of any statute or other law, and demands of every kind and character whatsoever, including, but not limited to, claims for injunctive relief and damages, expenses, lost profits, attorneys' fees, punitive damages, penalties and/or other potential legal or equitable relief related to the Debentures (other than obligations or liabilities arising under this Agreement).

         7. Certain Actions. During the period commencing on the date hereof and continuing until the earlier of the date the Company (a) purchases all Debentures properly tendered and not withdrawn pursuant to the Offer or (b) terminates the Offer in compliance with the terms hereof, each Holder, the Company and Flowers Foods, in its respective capacity, shall (i) support each of the actions contemplated by this Agreement and any actions required in furtherance thereof and (ii) not take or support any action or agreement that
(A) would result in a breach of any covenant, representation or warranty or any other obligations or agreement of the respective parties under the Indenture or the respective parties under this Agreement or (B) would impede, interfere with, delay, postpone, or adversely affect the Offer, or any other transaction contemplated by this Agreement, or (C) is intended to impede, interfere with, delay, postpone, discourage or materially adversely affect the Offer or any other transaction contemplated by this Agreement. No Holder, the Company or Flowers Foods in its capacity as such shall enter into any agreement, arrangement or understanding with any Person the effect of which would be inconsistent or violative of the provisions and agreements contained in this Section 7.

         8. Representations and Warranties of the Holders. Each Holder, severally but not jointly, represents and warrants to the Company and Flowers Foods as follows:

                  (a) Such Holder Beneficially Owns the aggregate principal amount of Debentures set forth opposite such Holder's name on the signature page hereto and such Holder will pass to the Company good and marketable title and Beneficial Ownership to the Debentures free and clear of any claims, security interests, liens and encumbrances whatsoever.

                  (b) Such Holder has the legal power, authority and capacity to execute and deliver this Agreement and perform its obligations hereunder. The execution and delivery by such Holder of this Agreement and the performance by such Holder of its obligations hereunder have been duly and validly authorized and no further actions or proceedings on the part of such Holder are necessary to authorize the execution, delivery or performance of this Agreement or the consummation of the transactions contemplated hereby.

                  (c) This Agreement constitutes the legal, valid and binding agreement of such Holder enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting creditors' rights generally or by the principles governing the availability of equitable remedies.

                  (d) This Agreement covers all of such Holder's Debentures. As of the date hereof, such Holder Beneficially Owns the aggregate principal amount of Debentures set forth on the signature page hereto.

                  (e) This Agreement and the execution and delivery hereof by the Holder does not, and the consummation of the transactions contemplated hereby will not, (i) result in a violation of or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or acceleration) under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, agreement or other instrument or obligation to which such Holder is a party or by which any of its property or assets may be bound, or (ii) violate any order, writ, injunction, decree, statute, rule or regulation applicable to such Holder or any of its properties or assets.

         9. Representations and Warranties of the Company and Flowers Foods. The Company and Flowers Foods, severally and not jointly, represent and warrant to each Holder as follows:

                  (a) The Company and Flowers Foods each has the corporate power and authority to execute and deliver this Agreement and perform its obligations hereunder. The execution and delivery by the Company and Flowers Foods of this Agreement and the performance by the Company and Flowers Foods of its obligations hereunder have been duly and validly authorized and no further actions or proceedings on the part of the Company and Flowers Foods are necessary to authorize the execution, delivery or performance of this Agreement or the consummation of the transactions contemplated hereby.

                  (b) This Agreement constitutes the legal, valid and binding agreement of the Company and Flowers Foods enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting creditors' rights generally or by the principles governing the availability of equitable remedies.

                  (c) This Agreement and the execution and delivery hereof by the Company and Flowers Foods do not, and the consummation of the transactions contemplated hereby (including, without limitation, the Offer) will not, (i) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or acceleration) under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, agreement or other instrument or obligation to which the Company or Flowers Foods is a party or by which any of its property or assets may be bound, or (ii) violate any order, writ, injunction, decree, statute, rule or regulation applicable to the Company or Flowers Foods or any of its properties or assets.

                  (d) The Agreement and Plan of Restructuring and Merger (the "Merger Agreement") dated as of October 26, 2000, by and among the Company, Kellogg Company ("Kellogg") and Kansas Merger Subsidiary, Inc. ("Kansas") is in full force and effect. The Company is in compliance, in all material respects, with the terms of the Merger Agreement, and, to the best knowledge of the Company and Flowers Foods, Kellogg and Kansas are in compliance, in all material respects, with the terms of the Merger Agreement.

                  (e) The Distribution Agreement (the "Distribution Agreement") between the Company and Flowers Foods, dated as of October 26, 2000, is in full force and effect. The Company and Flowers Foods each is in compliance, in all material respects, with the terms of the Distribution Agreement.

                  (f) There are no proceedings pending, or, to the knowledge of the Company or Flowers Foods, threatened or contemplated for the dissolution or liquidation of the Company or Flowers Foods or seeking relief in respect of the Company or Flowers Foods or any of their respective assets or properties under any federal or state bankruptcy, insolvency, receivership or similar law.

                  (g) In the event that the Offer is not consummated in compliance with the terms hereof, neither the Company nor Flowers Foods will assert or take any action to cause any Person other than the Company to be the primary obligor of the Debentures.

         10. Payment of Legal Fees and Expenses. Flowers Foods hereby agrees to pay (a) the administrative fees of the Trustee incurred pursuant to the Indenture and (b) the legal fees and expenses reasonably incurred by the ad hoc committee of Holders and the Trustee and payable to Bingham Dana LLP, King & Spalding and Nelson, Mullins, Riley & Scarborough, LLP (the "Law Firms") that relate to (i) this Agreement, (ii) the Spinoff Transaction, (iii) the Litigation (including the Company's pre-Litigation request that the Trustee execute a supplemental indenture), solely to the extent that such fees and expenses were incurred on or prior to the date of this Agreement or (iv) the Offer; provided, however, that payment under this Section shall only be made following the presentation to Flowers Foods of detailed billing statements from the Law Firms. The Holders represent that as of the date hereof, such fees do not, in the aggregate, exceed $400,000. Flowers Foods agrees to pay all amounts payable under this Section upon the earliest of (i) acceptance of Debentures tendered pursuant to the Offer, (ii) the closing of the Spinoff Transaction and (iii) April 9, 2001 (so long as no Holder has breached the Agreement in any material respect and such breach has resulted in the failure of any of the Offer Conditions to be satisfied).

         11. Termination. This Agreement shall terminate upon the earliest to occur of (a) the purchase by the Company of all Debentures properly tendered pursuant to the Offer and not withdrawn, (b) the termination or withdrawal of the Offer in accordance with the terms hereof, and (c) April 9, 2001, if the Offer Conditions have not been satisfied on such date. The provisions of Sections 5, 6, 8, 9, and 10 hereof shall survive the termination of this Agreement.

         12. Specific Performance. The parties hereto acknowledge and agree that if any of the provisions of this Agreement were not performed by the Holders in accordance with their specific terms or were otherwise breached, the Company would not have an adequate remedy at law and would be irreparably harmed and that the damages therefor would be difficult to determine. It is accordingly agreed that the Company shall be entitled to injunctive relief to prevent breaches of this Agreement by any Holder and to specifically enforce the terms and provisions hereof.

         13. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if hand delivered in person or delivered by next-day courier, transmitted by facsimile or mailed by registered or certified mail, postage prepaid, return receipt requested, as follows:

                  (a)      If to the Company or to Flowers Foods, to:

                           Flowers Industries, Inc.
                           1919 Flowers Circle
                           Thomasville, Georgia  31757
                           Attention:  Secretary and General Counsel
                           Fax:  (912) 225-3825

                           or

                           Flowers Foods, Inc.
                           1919 Flowers Circle
                           Thomasville, Georgia  31757
                           Attention:  Secretary and General Counsel
                           Fax:  (912) 225-3825

                           with a copy to:

                           Jones, Day, Reavis & Pogue
                           3500 SunTrust Plaza
                           303 Peachtree Street, NE
                           Atlanta, Georgia  30308
                           Attention:  Lizanne Thomas, Esq.

                           Fax:  (404) 581-8330

                  (b) If to the Holders, to the respective addresses set forth on the signature page hereto, with a copy to:

                           Bingham Dana LLP
                           399 Park Avenue
                           New York, New York 10022
                           Attention:  Neil W. Townsend, Esq.
                           Fax:  (212) 752-5378

or to such other address as the person to whom notice is given may have previously furnished to the other parties in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

         14. Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other parties. This Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns.

         15. Amendments. This Agreement may not be modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by the parties hereto.

         16. Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without regard to its conflicts of law rules.

         17. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be as effective as delivery of a manually executed counterpart.

         18. Effect of Headings. The headings herein are for reference purposes only and shall not in any way affect the meaning or interpretation hereof.

         19. Entire Agreement. This Agreement constitutes the entire agreement among the parties hereto and supersedes all prior agreements and understandings, oral or written, among the parties hereto with respect to the subject matter hereof.

                  [REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

         In Witness whereof, this Agreement has been duly executed and delivered by the parties hereto on the date first above written.

                                      FLOWERS INDUSTRIES, INC.


                                      By:      /s/ G. Anthony Campbell
                                         ---------------------------------------
                                      Name:    G. Anthony Campbell
                                           -------------------------------------
                                      Title:   Secretary and General Counsel
                                            ------------------------------------

                                      FLOWERS FOODS, INC.


                                      By:      /s/ G. Anthony Campbell
                                         ---------------------------------------
                                      Name:    G. Anthony Campbell
                                           -------------------------------------
                                      Title:   Secretary and General Counsel
                                            ------------------------------------

                                     HOLDERS



                                                     Principal Amount of
                                                     Debentures Beneficially
Name                                                 Owned
----                                                 ---------------------------
TEACHERS INSURANCE AND
ANNUITY ASSOCIATION OF
AMERICA                                              $30,000,000.00


By: /s/ Helen M. Armbrust
   ------------------------------------
         Name:    Helen M. Armbrust
         Title:   Managing Director
Address: 730 Third Avenue
         New York, New York 10017
         Attention: Ava Mao
                    Securities Division



THE NORTHWESTERN MUTUAL LIFE
INSURANCE COMPANY                                    $[______________________]


By:
   ------------------------------------
         Name:
         Title:
Address:
        -------------------------------

        -------------------------------

        -------------------------------

                                    HOLDERS



                                                         Principal Amount of
                                                         Debentures Beneficially
Name                                                     Owned

TEACHERS INSURANCE AND
ANNUITY ASSOCIATION OF
AMERICA                                                  $[____________________]



By:
   ------------------------------------
        Name:
        Title:
Address:
        -------------------------------

        -------------------------------

        -------------------------------



THE NORTHWESTERN MUTUAL LIFE                             $17,000,000
INSURANCE COMPANY


By:   /s/ Mark G. Doll
   ------------------------------------
        Name:  Mark G. Doll
        Title: Senior Vice President--
               Public Markets
      Address: 720 East Wisconsin Avenue
               Milwaukee, Wisconsin 53202

BLACKROCK FINANCIAL MANAGEMENT , INC.                        $[16,500,000.00]


By: /s/ Scott Amero
   ----------------------------------------
         Name:    Scott Amero
         Title:   Managing Director
Address: 345 Park Avenue
         ----------------------------------
         New York, NY 10154
         ----------------------------------

         ----------------------------------






PROVIDENT LIFE AND
CASUALTY INSURANCE COMPANY                                   $[________________]


By:
   ----------------------------------------
         Name:
         Title:
Address:
         ----------------------------------

         ----------------------------------

         ----------------------------------







THE PAUL REVERE LIFE                                         $[________________]
INSURANCE COMPANY


By:
   ----------------------------------------
         Name:
         Title:
Address:
         ----------------------------------

         ----------------------------------

         ----------------------------------

BLACKROCK FINANCIAL                                             $[_____________]
MANAGEMENT, INC.



By:
   ----------------------------------------
        Name:
        Title:
Address:
        -----------------------------------

        -----------------------------------

        -----------------------------------



PROVIDENT LIFE AND
CASUALTY INSURANCE COMPANY                                      $5,000,000.00
By: Provident Investment Management, LLC
Its: Agent


By: /s/ Sue Gray
   ----------------------------------------
        Name: Sue Gray
        Title: Vice President
Address: 1 Fountain Square
         Chattanooga, Tennessee 37402





THE PAUL REVERE LIFE                                            $10,500,000.00
INSURANCE COMPANY
By: Provident Investment Management, LLC
Its: Agent


By: /s/ Sue Gray
   ----------------------------------------
        Name: Sue Gray
        Title: Vice President
Address: 1 Fountain Square
         Chattanooga, Tennessee 37402

UNUM LIFE INSURANCE COMPANY OF AMERICA                            $17,000,000.00
By: Provident Investment Management, LLC
Its: Agent


By: /s/ Sue Gray
   ----------------------------------------
        Name: Sue Gray
        Title: Vice President
Address: 1 Fountain Square
         Chattanooga, Tennessee 37402





GUARDIAN INSURANCE &
ANNUITY CO., INC.                                               $[_____________]




By:
   ----------------------------------------
        Name:
        Title:
Address:
        -----------------------------------

        -----------------------------------

        -----------------------------------

UNUM LIFE INSURANCE COMPANY OF
ANNUITY CO., INC.                                               $[_____________]


By:
   ---------------------------------------
        Name:
        Title:
Address:
        ----------------------------------

        ----------------------------------

        ----------------------------------



By:  /s/ Howard Chin                                            $[3,000,000.00]
   ----------------------------------------
        Name: Howard Chin
        Title: Vice President
Address:
        -----------------------------------
        7 Hanover Square
        -----------------------------------
        New York, NY 10004
        -----------------------------------

CONSECO CAPITAL MANAGEMENT
IN ITS CAPACITY AS INVESTMENT
ADVISOR FOR THE FOLLOWING                                       $[4,000,000]
BENEFICIAL HOLDERS:

BANKERS NATIONAL LIFE INSURANCE
COMPANY ($3,000,000)

WABASH LIFE INSURANCE COMPANY
($1,000,000)

By: /s/ Karen R. Wright
   ---------------------------------------
        Name: Karen R. Wright
        Title: 2VP, Portfolio Manager
Address: 11825 N. Pennsylvania St.
        ----------------------------------
         Carmel, IN 46032
        ----------------------------------

        ----------------------------------




CANADA LIFE INSURANCE COMPANY
OF AMERICA                                                     $[_____________]


By:
   ---------------------------------------
        Name:
        Title:
Address:
        ----------------------------------

        ----------------------------------

        ----------------------------------

CONSECO CAPITAL MANAGEMENT
IN ITS CAPACITY AS INVESTMENT
ADVISOR FOR THE FOLLOWING                                      $[______________]
BENEFICIAL HOLDERS:

BANKERS NATIONAL LIFE INSURANCE
COMPANY ($3,000,000)

WABASH LIFE INSURANCE COMPANY
($1,000,000)


By:
   --------------------------------------
        Name:
        Title:
Address:
         ---------------------------------

         ---------------------------------

         ---------------------------------




CANADA LIFE INSURANCE COMPANY
OF AMERICA


By:     /s/ C. Paul English
   ---------------------------------------
        Name: C. Paul English
        Title: Assistant Treasurer
Address: 330 University Ave.
         Toronto, Ontario M5G 1R8
         Canada

GE FINANCIAL ASSURANCE


                                                            $[24,750,000]


By: /s/ Michael Cheung
   ---------------------------------------
        Name:   Michael Cheung
        Title:  Investment Officer
Address:        601 Union Street--Suite 1300
                Seattle, WA 98101








CANADA LIFE ASSURANCE COMPANY

                                                           $[_________________]

By:
   ---------------------------------------
        Name:
             -----------------------------
        Title:
              ----------------------------
Address:
        ----------------------------------

        ----------------------------------

        ----------------------------------





TOTAL PRINCIPAL
AMOUNT OF DEBENTURES:                                      $[__________________]

TOTAL PERCENTAGE OF
OUTSTANDING DEBENTURES:                                     [__________________]

GE FINANCIAL ASSURANCE

                                                           $[__________________]

By:
   ---------------------------------------
        Name:
        Title:
Address:
        ----------------------------------

        ----------------------------------

        ----------------------------------




CANADA LIFE ASSURANCE COMPANY


By: /s/ C. Paul English
   ---------------------------------------
        Name: C. Paul English
        Title: Associate Treasurer
Address: 330 University Ave,
         Toronto, Ontario M5G 1R8
         Canada




TOTAL PRINCIPAL
AMOUNT OF DEBENTURES:                                       $[_________________]

TOTAL PERCENTAGE OF
OUTSTANDING DEBENTURES                                      $[_________________]



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